Exhibit 21.1

DEL FRISCO’S RESTAURANT GROUP, INC.
List of Subsidiaries

Name of Subsidiary	State of Incorporation or Formation
4180 Black Rock Turnpike, LLC	Connecticut
445 Holland Hill, LLC	Connecticut
971 Farmington, LLC	Connecticut
Bar Taco, LLC	Delaware
Bar Taco Port Chester, LLC	New York
Bar Taco Stamford, LLC	Connecticut
BarCard, LLC	Massachusetts
Barcelona 14th Street, LLC	Delaware
Barcelona Atlanta, LLC	Delaware
Barcelona Brookline, LLC	Delaware
Barcelona Cathedral, LLC	Delaware
Barcelona Charlotte, LLC	Delaware
Barcelona Edgehill, LLC	Delaware
Barcelona Fairfield, LLC	Connecticut
Barcelona Germantown, LLC	Delaware
Barcelona Highlands, LLC	Georgia
Barcelona Ironworks, LLC	Delaware
Barcelona Miller, LLC	Delaware
Barcelona New Haven, LLC	Connecticut
Barcelona Passyunk, LLC	Delaware
Barcelona Plaza Saltillo, LLC	Delaware
Barcelona Raleigh, LLC	Delaware
Barcelona Restaurants, LLC	Delaware
Barcelona Reston, LLC	Delaware
Barcelona RiNo, LLC	Delaware
Barcelona South End, LLC	Delaware
Barcelona Stamford Partners, LLC	Connecticut
Barcelona Waypointe, LLC	Delaware
Barcelona West Hartford, LLC	Connecticut
Barcelona Wine Store Inman Park, LLC	Delaware
Barcelona Winter Park, LLC	Delaware
Barcelona Wynwood, LLC	Delaware
Bartaco 12 South, LLC	Delaware
Bartaco Aventura, LLC	Delaware
Bartaco Ballston, LLC	Delaware
Bartaco Biltmore Avenue, LLC	Delaware
Bartaco Chapel Hill, LLC	Delaware
Bartaco Deerfield, LLC	Delaware
Bartaco Dr Phillips, LLC	Delaware
Bartaco Fort Point, LLC	Delaware

Bartaco Greengate, LLC	Delaware
Bartaco Hilldale, LLC	Delaware
Bartaco Homewood, LLC	Delaware
Bartaco Hyde Park, LLC	Delaware
Bartaco Inman Park, LLC	Delaware
Bartaco KOP, LLC	Delaware
Bartaco Marietta, LLC	Delaware
Bartaco Mosaic, LLC	Delaware
Bartaco North Hills, LLC	Delaware
Bartaco Nyack, LLC	Delaware
Bartaco Pearl West, LLC	Delaware
Bartaco Preston Center, LLC	Delaware
Bartaco Reston, LLC	Delaware
Bartaco Roswell, LLC	Delaware
Bartaco Tejon, LLC	Delaware
Bartaco Texas, LLC	Delaware
Bartaco West Bend Beverage Company, LLC	Delaware
Bartaco West Bend Management, LLC	Delaware
Bartaco WestBend, LLC	Delaware
Bartaco Westport, LLC	Connecticut
Bartaco Wynwood, LLC	Delaware
Barteca Holdings, LLC	Delaware
Barteca Restaurants, LLC	Delaware
California Sullivan's Inc	California
CBG Delaware Inc	Delaware
Center Cut Hospitality, Inc.	Delaware
Center Cut Marketing, LLC	Indiana
CWA Delaware Inc	Delaware
Del Frisco's Grille of Pennsylvania, LLC	Pennsylvania
Del Frisco's of California, LLC	California
Del Frisco's of Georgia, LLC	Georgia
Del Frisco's of Pennsylvania, LLC	Pennsylvania
Del Frisco - Dallas, LP	Texas
Del Frisco - Fort Worth, LP	Texas
Del Frisco's Grille of Arkansas, LLC	Arkansas
Del Frisco's Grille of Atlanta, LLC	Delaware
Del Frisco's Grille of California Inc	Delaware
Del Frisco's Grille of Colorado, LLC	Delaware
Del Frisco's Grille of Connecticut, LLC	Connecticut
Del Frisco's Grille of Florida, LLC	Florida
Del Frisco's Grille of Maryland, LLC	Delaware
Del Frisco's Grille of Massachusetts, LLC	Delaware
Del Frisco's Grille of New Jersey, LLC	New Jersey
Del Frisco's Grille of New York, LLC	New York
Del Frisco's Grille of Pasadena, LLC	California
Del Frisco's Grille of Tennessee, LLC	Tennessee

Del Frisco's Grille of Texas, LLC	Delaware
Del Frisco's Grille of Washington DC, LLC	Delaware
Del Frisco's of Arizona Inc	Arizona
Del Frisco's of Boston, LLC	Massachusetts
Del Frisco's of Chicago, LLC	Delaware
Del Frisco's of Colorado Inc	Colorado
Del Frisco's of Florida, LLC	Florida
Del Frisco's of Nevada Inc	Nevada
Del Frisco's of New York, LLC	New York
Del Frisco's of North Carolina Inc	North Carolina
Del Frisco's of Philadelphia Inc	Pennsylvania
Del Frisco's of Texas, LLC	Texas
Del Frisco's of Washington DC, LLC	Delaware
DF Beverage Corp	Texas
DFRG Beverage Corporation	Texas
DFRG International Inc	Delaware
DFRG Management, LLC	Delaware
Forehand Promotions, LLC	Connecticut
General Atlantic BT Blocker, LLC	Delaware
General Atlantic BT, LLC	Delaware
Lone Star Finance, LLC	Delaware
Louisiana Steakhouse Inc	Louisiana
North Philadelphia Sullivan's Inc	Pennsylvania
Prime Restaurant Concepts Inc	Delaware
Romo Holding, LLC	Delaware
Steak Concepts Delaware Inc	Delaware
Sullivan's Franchise Corporation	Delaware
Sullivan's of Texas, LLC	Texas
Sullivan's Austin, LP	Texas
Sullivan's of Alaska Inc	Alaska
Sullivan's of Arizona Inc	Arizona
Sullivan's of Baltimore Inc	Maryland
Sullivan's of Delaware Inc	Delaware
Sullivan's of Illinois Inc	Illinois
Sullivan's of Indiana Inc	Indiana
Sullivan's of Kansas Inc	Kansas
Sullivan's of North Carolina Inc	North Carolina
Sullivan's of Washington, LLC	Washington
Sullivan's Restaurants of Nebraska Inc	Nebraska
Travis Beverage Corporation	Texas
Westheimer Beverage Corporation	Texas